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 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2004

DUANE READE INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-13843	04-3164702
(Commission File Number)	(I.R.S. Employer Identification No.)

440 Ninth Avenue
New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 273-5700 (Registrant's Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

        On June 30, 2004, Duane Reade Inc. (the "Company") issued a press release announcing that it had filed with the Securities and Exchange Commission a definitive proxy statement relating to the Agreement and Plan of Merger, dated as of December 22, 2003, as amended, by and among the Company, Duane Reade Shareholders, LLC and Duane Reade Acquisition Corp. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  a)
  Financial Statements. Not Applicable

  b)
  Pro Forma Financial Information. Not Applicable

  c)
  Exhibits

        The following material is attached as an exhibit to this Current Report on Form 8-K

Exhibit Number	Description
99.1	Press Release, dated June 30, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2004

DUANE READE INC.
By:	/s/ JOHN K. HENRY John K. Henry Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 30, 2004

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX